Oral Testosterone (LPCN 1144) Undecanoate Normalizes Liver Function Measures and Serum Triglycerides in Subjects at Risk for Non - Alcoholic Fatty Liver Disease (NAFLD) INTRODUCTION RESULTS – Cont’d R ESULTS - Cont’d ▪ Clinical testosterone (T) deficiency is prevalent across the histological spectrum of NAFLD. • Hepatic Steatosis: Men with low testosterone are at high risk for NAFLD. 1 • NASH: Patients with NASH show significantly lower free T than those with nonalcoholic fatty liver (NAFL). Levels of free T decreased significantly with the increased incidence of : 2 x Lobular inflammation, hepatocyte ballooning, NAFLD activity score, and fibrosis • Cirrhosis: Low T levels in cirrhotic men are associated with the combined outcome of death or transplantation. 3 ▪ Significant overlap of NAFLD/NASH comorbidities (e.g., obesity, diabetes, hypertension, metabolic syndrome) associated with male hypogonadism 4,5 ▪ T therapy demonstrated histological improvement in multiple biopsy confirmed high fat/cholesterol diet induced models. ▪ LPCN 1144, an oral prodrug of bioidentical testosterone, is well tolerated in multiple clinical studies up to 52 week exposure. ▪ The objectives of this investigation are: ▪ To investigate the effect of LPCN 1144 therapy on biomarkers often used in diagnosis of NAFLD/NASH ▪ To assess the effect of LPCN 1144 therapy in subgroups of T deficient male patients with comorbidities associated with NAFLD/NASH ▪ To assess collateral benefits of LPCN 1144 therapy in male patients with elevated alanine aminotransferases (ALT) CONCLUSION ▪ Testosterone deficiency in men is reportedly prevalent across the full spectrum of NAFLD. ▪ LPCN 1144, an oral testosterone therapy, consistently improved liver function and lipid biomarkers in hypogonadal patients at risk of NAFLD/NASH. ▪ LPCN 1144 therapy has the potential to provide collateral health benefits in patients with chronic liver disease. ▪ Results across multiple studies suggest LPCN 1144’s unique therapeutic potential to safely treat patients with NAFLD/NASH. 1 Kim et al., Gastroenterol 2012; 2 Sumida et al., Gastroenterol Hepatol 2015; 3 Sinclair et al., Liver Trans 2016; 4 Younossi et al., Hepatol 2016; 5 Dhindsa et al., Diab Care 2010; 6 Kelly et al., Lif Sci 2014; 7 Nikolaenko et al., BMC Endocrinol 2014; 8 Vignozzi et al., Mol Cell Endocrinol 2014; 9 Cai et al., BMC Genomics 2015; 10 Tomizawa et al, Biomed Rep 2014; 11 Hoofnagle et al., Aliment Pharmacol Ther 2013 Arun J. Sanyal 1 , Nachiappan Chidu Chidambaram 2 , Satish Nachaegari 2 , Burke Byrne 2 , Kilyoung Kim 2 , Jonathan Baker 2 , and Mahesh V. Patel 2 1 Virginia Commonwealth University, Richmond, VA, USA; 2 Lipocine Inc., Salt Lake City, UT, USA REFERENCES ▪ Analyses of LPCN 1144 therapy results were performed with clinical studies involving hypogonadal male cohorts with baseline liver enzymes* and lipid**. • Placebo - controlled, randomized, double blind study ( M12 - 778 ) with four week treatment x Analysis of 225mg/300mg BID and Placebo (N=24) • Active - controlled, randomized, open label study ( SOAR , N=210) with 52 week treatment - 225mg ± 75mg BID • Single - arm open label study ( 16 - 002 ), N=95 with three week treatment Exhibit 99.1 ▪ Author disclosures are on file at AASLD. ▪ This study was funded by Lipocine Inc. ▪ Contact info: Dr. Jonathan Baker, jb@lipocine.com or admin@lipocine.com RESULTS * LPCN 1144 Patients for ALT > 40 U/L at BL (N=42); ALT mean BL = 53.6 U/L * LPCN 1144 Patients for ALT > 40 U/L at BL; SOAR (N=42), 16 - 002 (N=13) ▪ Comparable LPCN 1144 ALT Responder Rate, Known to Improve Liver Histology, to Vitamin E 11 M ETHODS SF - 36, Short Form - 36 (0 - 100); PDQ, Psychosexual Daily Questionnaire (0 - 7); * ALT > 40 U/L at BL in SOAR Trial (N=33) † SOAR Trial; * Metabolic syndrome: obesity + diabetes + hypertension * LPCN 1144 Patients for TG > 200 mg/dL at BL (N=73); TG mean BL = 320 mg/dL † ALT normalization: Above - normal at BL  Normal at EOS ‡ ALT responder: Above - normal at BL  Normal with at least 30 % reduction at EOS TG and LDL - C normal range upper limit is 200 and 160 mg/dL, respectively; * N=73 (TG) and 26 (LDL - C) in SOAR Trial; ** N=16 (TG) and 10 (LDL - C) in 16 - 002 Study * ALT, AST, ALP, GGT; Persistent elevated ALT is a biomarker often used in clinical diagnosis of NAFLD/NASH. ** Triglyceride is strongly associated with nonalcoholic fatty liver disease. 10 □ Significant Reduction in Liver Enzyme Levels ▪ Placebo Controlled 4 Week Study (M12 - 778) □ Sustained Reductions of Elevated ALT Levels at BL ▪ SOAR † LPCN 1144 SOAR Trial; * Metabolic syndrome: obesity + diabetes + hypertension □ Reduction of ALT in Patients † with NAFLD/NASH Comorbidities □ Consistent Liver Function Improvement Across Studies* - Effects Observed as Early as Week 3 * LPCN 1144 Patients for ALT > 40 U/L at BL; SOAR (N=42), 16 - 002 (N=13) □ Substantial % of Patients Normalized from Elevated ALT at BL □ Reductions of TG in Potential NAFLD/NASH Patients □ Collateral Health Benefits Observed with LPCN 1144 Therapy* □ Significant % of Patients Experienced Normalization of TG and LDL - C